UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 20, 2004



                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________


          DELAWARE                     000-25887                36-3681151
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                     identification no.)

     TEN NORTH DEARBORN                                            60602
      CHICAGO, ILLINOIS                                         (Zip Code)
(Address of principal executive
           offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         On January 20, 2004, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended December 31, 2003. Attached as Exhibit
99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 6 of Exhibit 99.1.


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


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       PRIVATEBANCORP, INC.


Date:  January 20, 2004                By: /s/ Ralph B. Mandell
                                           -------------------------------------
                                           Ralph B. Mandell
                                           President and Chief Executive Officer


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


                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------

99.1            Press Release dated January 20, 2004


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